Exhibit 4 (r)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          (herein called "we" or "us")

                            Withdrawal Benefit Rider


This rider was issued because you selected the Withdrawal Benefit Rider. This rider modifies the benefit provided by your Contract, to the extent described below, and the charge for this rider is in addition to the charges defined in your Contract.

As used in this rider, Contract means the Contract or Certificate to which this rider is attached.

This rider guarantees an amount up to the Benefit Payment Remaining which may be withdrawn from the Contract each Benefit Year until the Benefit Base is depleted. This rider also guarantees a death benefit. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, the remaining Benefit Base will be distributed through the Withdrawal Benefit Payout Phase.

This rider may have limited usefulness in connection with Contracts subject to section 401(a)(9) of the Internal Revenue Code because withdrawals made to satisfy minimum distribution requirements under the Internal Revenue Code might result in guarantee reductions under the rider unless the Benefit Payment Remaining has been increased to satisfy these distribution requirements. If your Contract may be subject to section 401(a)(9) you should consult your tax advisor and consider whether this rider is appropriate to your individual circumstances.

As used in this rider, withdrawal means the gross amount of a withdrawal before any applicable charges, fees, taxes or adjustments, including any applicable Market Value Adjustments.

The Rider Date is the date this rider was made a part of your Contract. The Initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year. The Rider Fee Percentage is used to calculate the Rider Fee, which is the annual cost of the rider. Refer to the Rider Fee section of this rider for a description of how the cost of the rider is determined and deducted.

Rider Date: [mm/dd/yyyy]
Withdrawal Benefit Factor: [0.08]
Rider Fee Percentage: [0.65%]

The following is added to your Contract.

I.       Benefit Payment and Benefit Payment Remaining

         The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year, subject to the Benefit Base remaining. The Benefit Payment Remaining is the amount remaining in a Benefit Year, subject to the Benefit Base remaining, that you may withdraw that will reduce your Benefit Base by the exact amount of the withdrawal and will not reduce the Benefit Payment available in future Benefit Years.

         The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year. During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) multiplied by the Withdrawal Benefit Factor and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.



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         On the Rider Date, the Benefit Payment is equal to the greater of:

          o    The Contract Value  multiplied by the Withdrawal  Benefit Factor;
               or

          o The value of the Benefit Payment of the previous Withdrawal Benefit Rider (attached to your Contract) which is being terminated under a rider trade-in option. After the Rider Date, the Benefit Payment will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

          o    The current Benefit Payment; or

          o The Contract Value immediately prior to the withdrawal and the deduction of applicable charges (except Administrative Expense and Mortality and Expense Risk charges), less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

         The Benefit Payment may be increased by the Maximum Anniversary Value or MAV according to the following: On each of the [10] Contract Anniversaries after the Rider Date, the Benefit Payment will be recalculated to the greater of:

          o    The  Benefit  Payment  following   application  of  all  purchase
               payments and withdrawals on that Contract Anniversary; or

          o The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and charges, multiplied by the Withdrawal Benefit Factor.

         For Contracts subject to section 401(a)(9) of the Internal Revenue Code, at our discretion, the Benefit Payment Remaining available during a Benefit Year may be increased on a non-discriminatory basis and without prior notice in order to satisfy IRS minimum distribution requirements arising from the Contract to which this rider is attached.

II.      Benefit Base

         The Benefit Base is used only for purposes of determining the Rider Fee and the amount remaining that may be withdrawn under the Contract as specified in this rider. It is not available as a Contract Value or Settlement Value.

         On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

          o The Contract Value immediately prior to withdrawal and deduction of applicable charges (except Administrative Expense and Mortality and Expense Risk charges), less the amount of the withdrawal; or


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          o    The Benefit Base immediately  prior to withdrawal less the amount of the withdrawal.

         The Benefit Base may also be reduced in other situations as detailed in
         Section VI. of this rider.

         The Benefit Base may be increased by the Maximum Anniversary Value or MAV according to the following: On each of the [10] Contract Anniversaries after the Rider Date, the Benefit Base will be recalculated to the greater of:

          o The Benefit Base following application of all purchase payments and withdrawals on that Contract Anniversary; or

          o The Contract Value on that Contract Anniversary following the application of all purchase payments, withdrawals and charges.

         If the Benefit Base is reduced to zero, this rider will terminate.

III.     Rider Fee

         A Rider Fee will be deducted annually on each Contract Anniversary from each of the Variable Sub-accounts on a pro-rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-accounts, the excess of the Rider Fee over the total value in all Variable Sub-accounts will be waived. The Rider Fee Percentage is shown on page 1 of this rider.

         The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the rider is terminated. We will not charge a Rider Fee on the date the rider is terminated, on a date other than the Contract Anniversary, if the rider is terminated due to the commencement of the Payout Start Date or terminated under Section VIII. of this rider.

         The Rider Fee is calculated as follows:

         o For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by the Rider Fee Percentage, with the result multiplied by the Benefit Base as of the first Contract Anniversary, as may be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value, if applicable.

         o For subsequent Contract Anniversaries, the Rider Fee is equal to the Rider Fee Percentage multiplied by the Benefit Base as of that Contract Anniversary, as may be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value, if applicable.

         If you terminate this rider on a date other than a Contract Anniversary, we will deduct a Rider Fee from each of the Variable Sub-accounts on a pro-rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this rider during the Initial Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this rider during the Initial Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by the Rider Fee Percentage, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination.


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         The Rider Fee will be waived  during  the  Withdrawal  Benefit  Payout
         Phase.

IV.      Contract Value

         If, after your Contract Value is reduced to zero due to fees or withdrawals, your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase.

         Under this rider, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

V.       Withdrawal Benefit Payout Phase

         Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

          o The Withdrawal Benefit Payout Start Date is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

          o No further withdrawals or purchase payments can be made after the Withdrawal Benefit Payout Start Date.

          o Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

          o Payments will be made to the Owner (or new Owner) at the end of each month starting at the end of the first month following the Payout Start Date under the Withdrawal Benefit Payout Phase. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested in a form acceptable to us and processed by us before the first payment is made. Payments will be made over a period certain equal to the Benefit Base divided by the Benefit Payment; therefore, the final payment may be less than each of the previous payments. Payments will not be subject to withdrawal charges.

          o If your Contract is subject to the required minimum distribution regulations, the period certain cannot exceed that which is required by Internal Revenue Code Section 401(a)(9) and regulations promulgated thereunder. Therefore, the amount of each payment under this rider may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, we will not permit a change in the payment frequency or level.

          o For all other Contracts, we reserve the right to allow other payment frequencies or levels to be requested on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

          o If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Owner as scheduled.

          o Once all payments scheduled have been paid, the Contract and rider will terminate.

VI.      Owner and Assignment of Payments or Interest

         If you change the Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated at this time to be the lesser of the current Contract Value or the current Benefit Base.


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VII.     Withdrawal Benefit Death Benefit

         The Death Benefit provision of your Contract is modified as follows:

                  Prior to the Payout Start Date, the Death Benefit is equal to the greater of the Death Benefit, defined in the Death Benefit provision of your Contract, or the Withdrawal Benefit Death Benefit.

         Commencing on the Rider Date, the Withdrawal Benefit Death Benefit is equal to the Contract Value. After the Rider Date the Withdrawal Benefit Death Benefit will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Withdrawal Benefit Death Benefit will be reduced by the amount of the withdrawal.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Withdrawal Benefit Death Benefit will be the lesser of:

          o The Contract Value immediately prior to withdrawal and deduction of applicable charges (except Administrative Expense and Mortality and Expense Risk charges), less the amount of the withdrawal; or

          o    The  Withdrawal  Benefit  Death  Benefit   immediately  prior  to
               withdrawal less the amount of the withdrawal.

         The Withdrawal Benefit Death Benefit will never be less than zero.

VIII.    Death of Owner or Annuitant

         If the Owner or the Annuitant dies, then one of the following provisions will apply depending on which Option is selected under the Death of Owner or Death of Annuitant provisions of the Contract:

          1. If the Contract is continued under Option D of the Death of Owner provision of the Contract, then this rider will continue unless the new Owner elects to cancel this rider. If the rider is continued, it will remain in effect until terminated pursuant to
               Section IX. below.

          2. If the Contract is continued under Option D of the Death of Annuitant provision of the Contract, then this rider will continue unless the Owner elects to cancel this rider. If the rider is continued, it will remain in effect until terminated pursuant to Section IX. below.

          3. If the Contract is not continued under either 1. or 2. above, then this rider will terminate on the date we receive a complete request for settlement of the Death Proceeds.

         Notwithstanding the above, if the Contract death settlement options are governed by an endorsement (as with an IRA or 403(b) plan), and the endorsement allows for the continuation of the Contract upon the death of the Owner or the Annuitant, the rider will continue if spousal continuation is selected unless the new Owner elects to cancel this rider. If the rider is continued, it will remain in effect until terminated pursuant to Section IX below. If the Contract is not continued, then the rider will terminate on the date we received a complete request for settlement of Death Proceeds.

IX.      Termination of the Rider

         This rider will terminate on the earliest of the following to occur:

          o    The Benefit Base is reduced to zero;


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          o    On the Payout  Start  Date  (except  if the  Contract  enters the
               Withdrawal Benefit Payout Phase as defined under Section V. of this rider);

          o    On the date the Contract is terminated;

          o On the date this rider is terminated under Section VIII. of this rider.

X.       Investment Limitations for this Rider

         By adding this rider to your Contract, you agree to adhere to the following requirements related to the Investment Alternatives in which you may invest until this rider is terminated pursuant to Section IX. above:

          o The Standard Fixed Account Option is not available while this rider is attached to your Contract. When adding this rider to your Contract, any allocations to the Standard Fixed Account Option must be transferred to other Investment Alternatives.

          o Certain Variable Sub-Accounts will not be available while this rider is attached to your Contract.

         A current explanation and list of investment requirements, including Variable Sub-Accounts not available, is set forth in the prospectus that pertains to your Contract. These investment requirements will not change once this rider is issued, except certain Investment Alternatives currently not available may become available at a later time. These requirements will apply to all owners on a nondiscriminatory basis.

         Violations of the investment requirements of this rider are not permitted.

         Except as amended in this rider the Contract remains unchanged.

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

Exhibit 4 (s)


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          (herein called "we" or "us")

                            Withdrawal Benefit Rider


This rider was issued because you selected the Withdrawal Benefit Rider. This rider modifies the benefit provided by your Contract, to the extent described below, and the charge for this rider is in addition to the charges defined in your Contract.

As used in this rider, Contract means the Contract or Certificate to which this rider is attached.

This rider guarantees a withdrawal benefit that allows partial withdrawals within specified limits for the lifetime of the Covered Life. This rider also guarantees a death benefit. If the Contract Value is reduced to zero and the Benefit Payment is greater than zero, the payments will be distributed through the Withdrawal Benefit Payout Phase.

This rider may have limited usefulness in connection with Contracts subject to section 401(a)(9) of the Internal Revenue Code because withdrawals made to satisfy minimum distribution requirements under the Internal Revenue Code might result in guarantee reductions under the rider unless the Benefit Payment Remaining has been increased to satisfy these distribution requirements. If your Contract may be subject to section 401(a)(9) you should consult your tax advisor and consider whether this rider is appropriate to your individual circumstances.

As used in this rider, withdrawal means the gross amount of a withdrawal before any applicable charges, fees, taxes or adjustments, including any applicable Market Value Adjustments.

The Rider Date is the date this rider was made a part of your Contract. The Initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year. The Rider Fee Percentage is used to calculate the Rider Fee, which is the annual cost of the rider. Refer to the Rider Fee section of this rider for a description of how the cost of the rider is determined and deducted.

Rider Date: [mm/dd/yyyy]
Rider Fee Percentage: [0.65%]

The following is added to your Contract.

I.       Covered Life

         The Covered Life is the oldest Owner, or oldest Annuitant, if the Owner is a non-living person, at the time the rider was added.

II.      Withdrawal Benefit Factor

         The Withdrawal Benefit Factor is used to determine the Benefit Payment and Benefit Payment Remaining. The Withdrawal Benefit Factor is based on the attained age of the Covered Life on the earlier of the date of the first withdrawal after the rider issue or the date the Contract enters the Withdrawal Benefit Payout Phase. After the Withdrawal Benefit Factor is determined, it will not change.

                                     Page 1
     LU10869NY

         Attained Age of Covered Life                                  Withdrawal Benefit Factor
                        [50 - 59                                                   4%]
                        [60 - 69                                                   5%]
                        [70 +                                                      6%]

III.     Benefit Payment and Benefit Payment Remaining

         The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Factor based on the current attained age of the Covered Life.

         The Benefit Payment Remaining is the amount remaining after any withdrawals in a Benefit Year that may be withdrawn without reducing the Benefit Base by more than the amount of the withdrawal and without reducing the Benefit Payment available in subsequent Benefit Years. The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

         After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements, if applicable to your Contract) multiplied by the Withdrawal Benefit Factor based on the current attained age of the Covered Life. On the date of the first withdrawal after the Rider Date, the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. After the first withdrawal, the Withdrawal Benefit Factor used in all future calculations will not change.

         After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements, if applicable to your Contract) multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect prior to the withdrawal, the Benefit Payment will be the lesser of:

          o    The current Benefit Payment; or

          o The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

         During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) multiplied by the Withdrawal Benefit Factor and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

         The Benefit Payment may be increased by the Maximum Anniversary Value or MAV according to the following: On each of the [10] Contract Anniversaries after the Rider Date, the Benefit Payment will be recalculated to the greater of:

          o    The  Benefit  Payment  following   application  of  all  purchase
               payments and withdrawals on that Contract Anniversary; or

          o The Contract Value on that Contract Anniversary (following the application of all purchase payments, withdrawals and charges) multiplied by the Withdrawal Benefit Factor currently applicable.


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         For Contracts subject to section 401(a)(9) of the Internal Revenue
         Code, at our discretion, the Benefit Payment Remaining during a Benefit Year may be increased on a non-discriminatory basis and without prior notice in order to satisfy IRS minimum distribution requirements arising from the Contract to which this rider is attached.

         If the Benefit Payment is reduced to zero, this Rider will terminate.

IV.      Benefit Base

         The Benefit Base is used only for purposes of determining the Rider Fee and payments that are made under this rider. It is not available as a Contract Value or Settlement Value.

         On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

          o The Contract Value immediately prior to withdrawal and deduction of applicable charges (except Administrative Expenses and
               Mortality and Expense Risk charges) less the amount of the withdrawal; or

          o The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

         The Benefit Base will never be less than zero.

         The Benefit Base may be increased by the Maximum Anniversary Value or MAV according to the following: On each of the [10] Contract Anniversaries after the Rider Date, the Benefit Base will be recalculated to the greater of:

          o The Benefit Base following application of all purchase payments and withdrawals on that Contract Anniversary; or

          o The Contract Value on that Contract Anniversary following the application of all purchase payments, withdrawals and charges.

V.       Rider Fee

         A Rider Fee will be deducted annually on each Contract Anniversary from each of the Variable Sub-accounts on a pro-rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-accounts, the excess of the Rider Fee over the total value in all Variable Sub-accounts will be waived. The Rider Fee Percentage is shown on page 1 of this rider.

         The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the rider is terminated. We will not charge a Rider Fee on the date the rider is terminated, on a date other than the Contract Anniversary, if the rider is terminated due to the commencement of the Payout Start Date or terminated under Section IX. of this rider.

         The Rider Fee is calculated as follows:


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          o    For the first Contract Anniversary  following the Rider Date, the
               Rider Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve,
               multiplied  by  the  Rider  Fee   Percentage,   with  the  result
               multiplied  by  the  Benefit  Base  as  of  the  first   Contract
               Anniversary, as may be increased by purchase payments (and Credit Enhancements, if applicable to your Contract) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value, if applicable.

          o For subsequent Contract Anniversaries, the Rider Fee is equal to the Rider Fee Percentage multiplied by the Benefit Base as of that Contract Anniversary, as may be increased by purchase payments (and Credit Enhancements, if applicable to your Contract) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value, if applicable.

         If you terminate this rider on a date other than a Contract Anniversary, we will deduct a Rider Fee from each of the Variable Sub-accounts on a pro-rata basis in the proportion that your value in each Variable Sub-account bears to your total value in all Variable Sub-accounts. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this rider during the Initial Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this rider during the Initial Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by the Rider Fee Percentage, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination.

         The Rider Fee will be waived during the Withdrawal Benefit Payout
Phase.

VI.      Contract Value

         If, after your Contract Value is reduced to zero due to fees or withdrawals, your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase.

         Under this rider, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

VII.     Withdrawal Benefit Payout Phase

         Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

          o The Withdrawal Benefit Payout Start Date is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

          o No further withdrawals or purchase payments can be made after the Withdrawal Benefit Payout Start Date.

          o Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

          o Payments will be made to the Owner (or new Owner) at the end of each month starting at the end of the first month following the Payout Start Date under the Withdrawal Benefit Payout Phase. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested in a form acceptable to us and processed by us before the first payment is made. Payments will not be subject to withdrawal charges. Payments will be made until the later of:

          o    The death of the Covered Life; or


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          o    Over a period  certain based on the total  payments made equaling at least the Benefit Base on the Payout Start Date.

          o If your Contract is subject to the required minimum distribution regulations, the period certain cannot exceed that which is required by Internal Revenue Code Section 401(a)(9) and regulations promulgated thereunder. Therefore, the amount of each payment under this rider may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, we will not permit a change in the payment frequency or level.

          o For all other Contracts, we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

          o If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Owner as scheduled.

          o Once all payments scheduled have been paid, the Contract and rider will terminate.

VIII.    Withdrawal Benefit Death Benefit

         The Death Benefit provision of your Contract is modified as follows:

                           Prior to the Payout Start Date, the Death Benefit is
                  equal to the greater of the Death Benefit defined in the Death Benefit provision of your Contract, or the Withdrawal Benefit Death Benefit. The Withdrawal Benefit Death Benefit applies only on the death of the Covered Life.

         Commencing on the Rider Date, the Withdrawal Benefit Death Benefit is equal to the Contract Value. After the Rider Date the Withdrawal Benefit Death Benefit will be increased by purchase payments (and associated Credit Enhancements, if applicable to your Contract) and decreased by withdrawals as follows:

          o If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Withdrawal Benefit Death Benefit will be reduced by the amount of the withdrawal.

          o If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Withdrawal Benefit Death Benefit will be the lesser of:

          o The Contract Value immediately prior to withdrawal and deduction of applicable charges (except Administrative Expense and Mortality and Expense Risk charges), less the amount of the withdrawal; or

          o    The  Withdrawal  Benefit  Death  Benefit   immediately  prior  to
               withdrawal less the amount of the withdrawal.

         The Withdrawal Benefit Death Benefit will never be less than zero.

IX.      Death of Owner or Annuitant

         If the Covered Life dies prior to the Payout Start Date, this rider will terminate as of the date of death.

         If the Owner or the Annuitant who is not the Covered Life dies, then one of the following provisions will apply depending on which Option is selected under the Death of Owner or Death of Annuitant provisions of the Contract:


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          1.   If the Contract is continued under Option D of the Death of Owner provision of the Contract, then this rider will continue unless the new Owner elects to cancel this rider. If the rider is continued, it will remain in effect until terminated pursuant to
               Section X. below.

          2. If the Contract is continued under Option D of the Death of Annuitant provision of the Contract, then this rider will continue unless the Owner elects to cancel this rider. If the rider is continued, it will remain in effect until terminated pursuant to Section X. below.

          3. If the Contract is not continued under either 1. or 2. above, then this rider will terminate on the date we receive a complete request for settlement of the Death Proceeds.

X.                Termination of the Rider

         This rider will terminate on the earliest of the following to occur:

          o    The Benefit Payment is reduced to zero;

          o On the Payout Start Date (except if the Contract enters the Withdrawal Benefit Payout Phase as defined under Section VII. of this rider);

          o    On the date the Contract is terminated;

          o On the date the Covered Life is removed from the Contract for any reason;

          o On the date the Covered Life dies pursuant to Section IX. of this rider; or

          o On the date this rider is terminated under Section IX. of this rider.

XI.      Investment Limitations for this Rider

         By adding this rider to your Contract, you agree to adhere to the following requirements related to the Investment Alternatives in which you may invest until this rider is terminated pursuant to Section X. above:

          o The Standard Fixed Account Option is not available while this rider is attached to your Contract. When adding this rider to your Contract, any allocations to the Standard Fixed Account Option must be transferred to other Investment Alternatives.

          o Certain Variable Sub-Accounts will not be available while this rider is attached to your Contract.

         A current explanation and list of investment requirements, including Variable Sub-Accounts not available, is set forth in the prospectus that pertains to your Contract. These investment requirements will not change once this rider is issued, except certain Investment Alternatives currently not available may become available at a later time. These requirements will apply to all owners on a nondiscriminatory basis.

         Violations of the investment requirements of this rider are not permitted.

         Except as amended in this rider the Contract remains unchanged.


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